UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2010

BIOSCRIP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 460-1600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
BioScrip, Inc. (“BioScrip”) furnishes the information set forth in the slideshow presentation attached hereto as Exhibit 99.1, the text of which is incorporated herein by reference.
The slideshow presentation includes certain non-GAAP financial measures as described therein. As required by Regulation G, reconciliation between any non-GAAP financial measures presented and the most directly comparable GAAP financial measures is also provided.
The information referenced in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) is being “furnished” under “Item 7.01 Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by BioScrip pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
As discussed therein, the slideshow presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of BioScrip, its directors, or its officers with respect to the future operating performance of BioScrip. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission

Item 8.01	Other Events.
BioScrip is scheduled to present at the BMO Capital Markets 10th Annual Focus on Healthcare Conference, which is being held at the Sheraton New York Hotel & Towers, 811 7th Avenue 53rd Street, New York, New York, at 11:15 AM ET (Eastern Time). on Thursday, August 5, 2010. A live audio web cast of BioScrip’s presentation will be available online at www.bmocm.com/conferences/2010healthcare/webcast/ at 11:15 on the day of the presentation and for a period of 30 days following the presentation. A web cast replay of the presentation can also be accessed via BioScrip’s website at www.bioscrip.com, under the “Investors Section” for a period of 30 days following the presentation.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Slideshow Presentation of BioScrip, Inc., dated April 5, 2010, at BMO Capital Markets Annual Focus on Healthcare Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.
Date: August 5, 2010	/s/ Barry A. Posner
By: Barry A. Posner
Executive Vice President, Secretary and General Counsel

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